Orlyplein 50
1043 DP Amsterdam
P.O. Box 58110
1040 HC Amsterdam
The Netherlands
Telephone +31 (20) 5824000
Telefax +31 (20) 5824024


Date                                    From                      Our reference
April 9, 2002
Subject                                                           Your reference
Independent auditors' consent


We consent to the incorporation by reference into the Registration Statements of Koninklijke Ahold N.V. on Form F-3 and Form S-3 (No. 333-52934, No. 333-52934-01, No. 333-80245 and No. 333-80245-01) and on Form S-8 (No.
333-10044, No. 333-09774 and No. 333-70636) of our report dated March 7, 2002
(March 13, 2002 as to Note 20, March 22, 2002 as to Note 26) appearing in the annual report on Form 20-F of Koninklijke Ahold N.V. for the year ended December 30, 2001.


/s/ Deloitte & Touche, Accountants
Amsterdam, The Netherlands





                              All agreements with Deloitte & Touche are governed by the General Terms and Conditions of Deloitte & Touche, registered with the District Court of Rotterdam under deed number 115/97.

                              Deloitte & Touche Accountants is a Partnership of private (professional) companies.